UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): January 31, 2025
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TransUnion

(Exact name of registrant as specified in its charter)
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Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,	Chicago,	Illinois	60661
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (312) 985-2000
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐    Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐    Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TRU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As previously disclosed, on November 11, 2024, Timothy J. Martin, Executive Vice President, Chief Global Solutions Officer, notified TransUnion (the “Company”) that he intends to retire from the Company in September 2026 (the “Retirement Date”). Mr. Martin will remain in his current role until such time as his successor begins his or her employment with the Company (the “Succession Date”), after which time he will serve in an advisory capacity until the Retirement Date.
On January 31, 2025 (the “Effective Date”), the Company and Mr. Martin entered into a Retirement and Transition Agreement (the “Retirement Agreement”). Pursuant to the Retirement Agreement, during the period commencing on the Effective Date and ending on the Succession Date, Mr. Martin’s annual base salary will continue to be $612,000. Between the Succession Date and the Retirement Date, his annual base salary will be $500,000. From the Effective Date through the Retirement Date, Mr. Martin will be eligible for fiscal 2024 and 2025 annual incentive bonuses at his current target bonus of 100% of his annual base salary, subject to the Company’s financial performance and his individual performance. Subject to approval by the Compensation Committee of the Company’s Board of Directors and Mr. Martin’s continued employment with the Company, the Company will also grant Mr. Martin an annual long-term incentive grant in 2025, with a target grant value of $1,000,000, which is expected to consist of restricted stock units and performance share units.
The foregoing description of the Retirement Agreement is qualified in its entirety by reference to the full text of the Retirement Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Retirement and Transition Agreement, dated as of January 31, 2025, by and between TransUnion and Timothy Martin
104	Cover page Interactive Data File (embedded within the inline XBRL file).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION

Date: February 5, 2025	By:	/s/ Todd M. Cello
	Name:	Todd M. Cello
	Title:	Executive Vice President, Chief Financial Officer